Exhibit 10.22

FORUM ENERGY TECHNOLOGIES, INC.

a Delaware corporation

SUBSCRIPTION AGREEMENT

August 20, 2010

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of August 20, 2010 (the “Effective Date”), by and between FORUM ENERGY TECHNOLOGIES, INC., a Delaware corporation (the “Corporation”), and the investor listed on Annex A attached hereto (the “Investor”).

BACKGROUND:

WHEREAS, the Corporation has entered into that certain Combination Agreement, dated as of July 16, 2010, by and among the Corporation and the other parties thereto (the “Combination Agreement”);

WHEREAS, in connection with the transactions contemplated by the Combination Agreement, the Corporation desires to issue and sell to the Investor and certain other purchasers an aggregate of up to 404,516 shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”);

WHEREAS, the Investor shall purchase at the Closing (as defined below) the number of shares of Common Stock as is set forth opposite the Investor’s name on Annex A under the column titled “Common Shares” (the “Shares”); and

WHEREAS, upon the terms and subject to the conditions of this Agreement, the Corporation desires to (a) issue and sell at the Closing the Shares, and (b) issue Warrants (as defined below) to the Investor in connection with the issuance and sale of the Shares.

NOW, THEREFORE, for and in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth herein, the parties agree as follows:

ARTICLE I

ISSUANCE OF COMMON SHARES

Section 1.1 Purchase and Issuance of Shares; Purchase Price.

(a) At the Closing and on the terms and subject to the conditions set forth in this Agreement, the Corporation shall issue and sell to the Investor, and the Investor shall purchase for cash, at a price per share equal to $284.29 (the “Purchase Price”), the number of shares of Common Stock as is set forth opposite the Investor’s name on Annex A under the column titled “Common Shares.” The Investor shall make payment for such shares of Common Stock in the amount set forth opposite the Investor’s name on Annex A under the column titled “Aggregate Purchase Price” by check made payable to the Corporation or by wire transfer to a bank account designated by the Corporation in writing to the Investor prior to the Closing or by such other payment as is mutually agreed to by the Investor and the Corporation.

Section 1.2 Warrants. In connection with the Closing, the Corporation shall issue the Investor a warrant to purchase one share of Common Stock for every two shares of Common

Stock purchased at the Closing by the Investor pursuant to this Agreement (rounded up to the nearest whole share), with terms as set forth on Annex B attached hereto (the “Warrant”). The shares of Common Stock that are issuable upon exercise of any Warrant are referred to herein as the “Warrant Shares.”

ARTICLE II

CLOSING

Section 2.1 Closing. Within five (5) Business Days after the Effective Date, the Corporation shall deliver to the Investor (a) a completed version of Annex A, which shall set forth the number of shares of Common Stock that will be purchased from the Corporation by the Investor (calculated in accordance with the Investor’s completed signature page to this Agreement), and (b) written notice (the “Confirmation Notice”) setting forth (i) the date that the purchase and sale of the Shares shall occur, which shall be at least five (5) Business Days after the date of such Confirmation Notice, and (ii) instructions with respect to the Investor’s payment to the Corporation of the aggregate Purchase Price for the Shares. The purchase and sale of the Shares shall occur on the date set forth in such Confirmation Notice, or at such other time and place as the Corporation and the Investor shall mutually agree (which time and place are designated as the “Closing”).

(a) Deliveries by the Investor at Closing. Subject to the terms and conditions hereof, at the Closing, the Investor shall cause the following to be delivered to the Corporation:

(i) the aggregate Purchase Price payable by the Investor for the Shares set forth opposite the Investor’s name on Annex A under the column titled “Aggregate Purchase Price”, payable in accordance with instructions set forth in the Confirmation Notice;

(ii) counterparts of the Stockholders Agreement, duly executed by the Investor as a shareholder of the Corporation (but only to the extent the Investor is not a shareholder of the Corporation as of the Closing and already a party to the Shareholders Agreement); and

(iii) all other agreements, documents, instruments and other writings reasonably required to be delivered to the Corporation by the Investor at or prior to the Closing pursuant to this Agreement.

(b) Deliveries by the Corporation at Closing. Subject to the terms and conditions hereof, promptly after the Closing, the Corporation shall cause the following to be delivered to the Investor:

(i) A stock certificate duly executed and delivered on behalf of the Corporation representing the number of shares of Common Stock set forth opposite the Investor’s name on Annex A under the column titled “Common Shares”; and

(ii) a Warrant duly executed and delivered on behalf of the Corporation in the name of the Investor representing the right to purchase the number of shares of Common Stock determined in accordance with Section 1.2;

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants the following to the Investor as of the date of the Closing:

Section 3.1 Organization. The Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets and to consummate the transactions contemplated by this Agreement; and has obtained any other authorizations, approvals, permits and orders required by law that are material to the Corporation for the conduct of its business as it is currently being conducted and to consummate the transactions contemplated by this Agreement.

Section 3.2 Authorization. The Corporation has the requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. This Agreement has been duly and validly executed and delivered and constitutes, assuming due execution and delivery by the Investor, a valid and legally binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to creditors’ rights. The Corporation has duly authorized the issuance and sale of the shares of Common Stock upon the terms of this Agreement by all requisite corporate action, including the authorization by the Corporation’s board of directors of the issuance and sale of the shares of Common Stock in accordance herewith. The Corporation has duly authorized the issuance and sale of the Warrants (and the issuance and sale of the Warrant Shares upon the exercise of the Warrants in accordance with their terms) upon the terms of this Agreement by all requisite corporate action, including the authorization by the Corporation’s board of directors of the issuance and sale of Warrants in accordance herewith and the issuance and sale of the Warrant Shares in accordance with the terms of the Warrants.

Section 3.3 Valid Issuance of Common Stock. The shares of Common Stock issuable in accordance with this Agreement and the Warrant Shares issuable upon exercise of the Warrants, when paid for and delivered to the undersigned in accordance with the terms of this Agreement or the Warrant, as applicable, will constitute validly authorized, duly issued, fully paid and non-assessable shares of Common Stock, and the issuance thereof will not conflict with the organizational documents of the Corporation, as amended to date, nor with any outstanding warrants, option, call, preemptive right or commitment of any type relating to the Corporation’s capital stock.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants the following to the Corporation as of the date of the Closing:

Section 4.1 Organization. The Investor, if not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to conduct its business as it is currently being conducted and to own its assets and to consummate the transactions contemplated by this Agreement; and has obtained any other authorizations, approvals, permits and orders required by law that are material to the Investor for the conduct of its business as it is currently being conducted and to consummate the transactions contemplated by this Agreement.

Section 4.2 Authorization. The Investor has the requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. This Agreement has been duly and validly executed and delivered and constitutes, assuming due execution and delivery by the Corporation, a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to creditors’ rights.

Section 4.3 Brokers or Finders. No Person has or will have, as a result of the issuance of the shares of Common Stock or Warrants pursuant to this Agreement, any right, interest or valid claim against or upon the Corporation or any of its subsidiaries for any commission, fee or other compensation as a finder or broker because of any act or omission by the Investor or its agents.

Section 4.4 Restrictions on Transfer or Sale of the Stock.

(a) The Investor is acquiring the shares of Common Stock solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Common Stock. The Investor understands that the securities being purchased have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement. The Investor understands that the Corporation is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b) The Investor understands that the shares of Common Stock being purchased are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the securities being purchased only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Corporation has no obligation or intention to register any of the securities being purchased, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder) except as may be required by the Corporation to comply with the Registration Rights Agreement attached as an exhibit to the Stockholders Agreement (as defined below). Accordingly, the Investor understands that under the Commission’s rules, the Investor may dispose of the securities being purchased principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Investor. As a consequence, the Investor understands that he must bear the economic risks of the investment in the securities purchased for an indefinite period of time.

(c) The Investor agrees: (i) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the securities purchased or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (ii) that the certificate(s) for the securities purchased will bear a legend making reference to the foregoing restrictions; and (iii) that the Corporation and any transfer agent for the securities purchased shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

(d) The shares of Common Stock issuable pursuant to this Agreement shall be subject to a stop transfer order and the certificate or certificates evidencing any such shares shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH OFFER, SALE, TRANSFER OR DISPOSITION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT HAS BEEN PROVIDED TO THE COMPANY). THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT OF THE COMPANY, AND SET FORTH IN THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

Section 4.5 Investor Status.

(a) The Investor is an “Accredited Investor” (as such term is defined in the Stockholders Agreement).

(b) The Investor has been furnished with, has carefully read and acknowledges receipt of the Confidential Information Memorandum distributed by the Corporation relating to the transactions contemplated by the Combination Agreement. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor’s professional legal, tax, accounting and/or financial advisors, as the case may be, the suitability of an investment in the Corporation for the Investor’s particular tax and financial situation and has determined that the Common Stock to be purchased by the Investor pursuant to this Agreement is a suitable investment for the Investor.

(c) The Investor, either alone or with the Investor’s attorney, as applicable, has such knowledge and experience in financial, tax and business matters so as to enable the Investor to use the information made available to the Investor to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

(d) The Investor is not purchasing the Shares as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

(e) If the Investor is a natural person, the Investor is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(f) The Investor recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment. Further, the Investor has taken full cognizance of and understands all of the risks related to the purchase of the Shares.

ARTICLE V

MISCELLANEOUS

Section 5.1 Issuance Subject to Stockholders Agreement. The Investor hereby acknowledges that the Shares and the Warrant Shares are hereby expressly subject to, and the Investor shall be a party to, the terms and conditions of the Amended and Restated Stockholders Agreement dated as of the date of the Closing by and among the Corporation the other stockholders of the Corporation named therein, as the same may be amended from time to time (the “Stockholders Agreement”).

Section 5.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made (a) when delivered if delivered in person or sent by nationally recognized overnight or second day courier service, (b) upon transmission by fax if transmission is confirmed, or (c) three Business Days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to Forum:

Forum Energy Technologies, Inc.

8807 W Sam Houston Pkwy N., Suite 200

Houston, TX 77040

Attention: James Harris

Fax: (713) 351-7997

if to the Investor, at the applicable address indicated on the signature page to this Agreement;

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

Section 5.3 Entire Agreement. This Agreement and any other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior contracts, agreements and understandings, whether oral or written, among the parties with respect to the subject matter hereof.

Section 5.4 Binding Effect; Assignment; No Third Party Benefit; Termination. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, permitted successors, permitted assigns and legal representatives; and by their signatures hereto, the Corporation and the Investor intend to and do hereby become bound. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective heirs, permitted successors, permitted assigns or legal representatives any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained, except to the extent expressly provided in this Agreement. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by the Corporation to any Person without the prior written consent of the Investor. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by the Investor to any Person without the prior written consent of the Corporation. In the event the Combination Agreement is terminated for any reason, this Agreement shall terminate and there shall be no liability or obligation on the part of any party hereto.

Section 5.5 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement; provided that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law. Furthermore, in lieu of (and to the extent of) each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the state of Delaware, without regard to the conflicts of law principles of such state.

Section 5.7 Construction. Unless the context requires otherwise: (a) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, (b) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation,” (c) references to Articles and Sections refer to Articles and Sections of this Agreement; (d) the words “this Agreement,” “herein,” “hereof,” “hereby,”

“hereunder” and words of similar import refer to this Agreement as a whole, including the Annex attached hereto, and not to any particular subdivision unless expressly so limited, (e) the Annex attached hereto is hereby incorporated and made a part hereof for all purposes as if set forth in full herein, (f) all references to “days” are to calendar days, (g) the term “Business Day” shall mean any day except Saturday, Sunday or any day on which banks are generally not open for business in Houston, Texas, and (h) the term “Person” shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind. The descriptive headings used herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

Section 5.8 Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity. Each party to this Agreement hereby waives any requirements for the securing or posting of any bond with respect to such remedy of specific performance or other injunctive relief.

Section 5.9 Consent to Jurisdiction.

(a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of Houston, Texas and the Court of Chancery located in Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

(b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in subsection (a) above by the mailing of a copy thereof in the manner specified by the provisions of Section 5.2.

(c) Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding, or counterclaim arising out of or relating to this Agreement.

Section 5.10 Amendment; Termination. The provisions of this Agreement may be amended, modified, supplemented, restated or waived only with the written consent of the Corporation and the Investor. In the event that the Investor does not deliver the Purchase Price and the other documents and instruments required to be delivered at Closing in accordance with Section 2.1(a), the Corporation shall have the right to terminate this Agreement by delivery of written notice to the Investor.

Section 5.11 Waiver. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to this Agreement is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to this Agreement. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to this Agreement, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute of limitations period has run.

Section 5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail shall have the same effect as physical delivery of the paper document bearing the original signature.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

THE CORPORATION:

FORUM ENERGY TECHNOLOGIES, INC.

By:	/s/ James W. Harris
Name:	James W. Harris
Title:	Chief Financial Officer

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Michael McShane
(PRINTED NAME)

By:	/s/ Michael McShane
Name:
Title:

Address:	14 Twin Greens Ct.
Kingwood, TX 77339

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

John Rhodes
(PRINTED NAME)

By:	/s/ John Rhodes
Name:
Title:

Address:	985 Laurel Rd.
North Palm Beach
Florida 33408

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Joseph Carl Addison
(PRINTED NAME)

By:	/s/ Joseph Carl Addison
Name:
Title:

Address:	14 Station Road
6P Manthorpe, York
North Yorkshire, England
Y023 S5X

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Michael Horsfall-Jones
(PRINTED NAME)

By:	/s/ Michael Horsfall-Jones
Name:
Title:

Address:	4A Primrose Cane, Highburton
West Yorkshire, England
HD8 0QY

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Michael J. Kaluza
(PRINTED NAME)

By:	/s/ Michael J. Kaluza
Name:
Title:

Address:	3506 Hidden Creek Dr.
Sugarland, TX 77479

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Rory L. Satterfield
(PRINTED NAME)

By:	/s/ Rory L. Satterfield
Name:
Title:

Address:	15807 Stenbury Ct.
Cypress, TX 77429

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Alexander Esselmont
(PRINTED NAME)

By:	/s/ Alexander Esselmont
Name:
Title:

Address:	11630 Blalock Forest
Houston
TX 77024

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Vernon Kasch
(PRINTED NAME)

By:	/s/ Vernon Kasch
Name:
Title:

Address:	11807 Amblewood Dr.
Stafford, TX 77477

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Tom Simms
(PRINTED NAME)

By:	/s/ Tom Simms
Name:
Title:

Address:	47 Lucky Leaf Ct.
The Woodlands, TX 77381

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Dennis Lee
(PRINTED NAME)

By:	/s/ Dennis Lee
Name:
Title:

Address:	22526 Stormcroft Lane
Katy, TX 77540
USA

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Franklin Myers
(PRINTED NAME)

By:	/s/ Franklin Myers
Name:
Title:

Address:	Suite 1170
1233 West Loop South
Houston, TX 77024

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

William H. Gowan
(PRINTED NAME)

By:	/s/ William H. Gowan
Name:
Title:

Address:	3242 Laureumont
Katy, TX
77494

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Matthew Allan Primrose
(PRINTED NAME)

By:	/s/ Matthew Allan Primrose
Name:
Title:

Address:	24015 Earthstone Drive
Katy
Texas 77494

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Adam T. Szczepanski
(PRINTED NAME)

By:	/s/ Adam T. Szczepanski
Name:
Title:

Address:	11614 Blalock Forest
Houston, TX 77024

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $6,254.38, calculated using the Purchase Price.[1]

Bryan Jude Broussard
(PRINTED NAME)

By:	/s/ Bryan Jude Broussard
Name:
Title:

Address:	108 Brookhaven
Youngsville, LA.
70592

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $349,676.70, calculated using the Purchase Price.[1]

Greg Hottle
(PRINTED NAME)

By:	/s/ Greg Hottle
Name:
Title:

Address:	11914 Legend Manor Dr.
Houston, TX 77082

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

James W. Harris
(PRINTED NAME)

By:	/s/ James W. Harris
Name:
Title:

Address:	11831 Chanelwood W.
Houston, TX 77024

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

✓	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $426,435.00, calculated using the Purchase Price.[1]

Jeffrey Ewen
(PRINTED NAME)

By:	/s/ Jeffrey Ewen
Name:
Title:

Address:	26 Soon Lee Road
Singapore 628086

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

✓	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $85,287, calculated using the Purchase Price.[1]

Jennifer LeCompte
(PRINTED NAME)

By:	/s/ Jennifer LeCompte
Name:
Title:

Address:	106 Beacon Dr.
Youngsville, CA 70592

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $23,880.36, calculated using the Purchase Price.[1]

James “Jim” Vogt
(PRINTED NAME)

By:	/s/ James Vogt
Name:
Title:

Address:	Oilfields Supply Center
Jobel ALI FREEZONE
DUBAI, UAE

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $42,643.50, calculated using the Purchase Price.[1]

Joe Berry
(PRINTED NAME)

By:	/s/ Joe Berry
Name:
Title:

Address:	14034 CONWAY LANDING
Cypress, TX 77429

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Jonathan B. Fairbanks
(PRINTED NAME)

By:	/s/ Jonathan B. Fairbanks
Name:
Title:

Address:	3391 Sleepy Hollow Ct.
Houston, TX 77019

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $17,625.98, calculated using the Purchase Price.[1]

Larry Lasseigne
(PRINTED NAME)

By:	/s/ Larry Lasseigne
Name:
Title:

Address:	P.O. Box 217
100 La Hasky
Youngsville, LA 70592

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☑	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $28,429, calculated using the Purchase Price.[1]

Michael Danford
(PRINTED NAME)

By:	/s/ Michael Danford
Name:
Title:

Address:	8807 W Sam Houston PKWY N #200
Houston, TX 77040

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $42,643.50, calculated using the Purchase Price.[1]

Randal Douglas Pitre
(PRINTED NAME)

By:	/s/ Randal Douglas Pitre
Name:
Title:

Address:	218 Hulin Rd.
Broussard, LA 70518

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☑

The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $80,450.81 (283 shares), calculated using the Purchase Price.[1]

Fred Bruce Lokay
(PRINTED NAME)

By:	/s/ Fred Bruce Lokay
Name:
Title:

Address:	27 Siglap Hill
Singapore 456082

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☑	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Euan Leask
(PRINTED NAME)

By:	/s/ Euan Leask
Name:
Title:

Address:	5 Caroon Terace
Abrogon
United Kingdom, AB 10 1vs

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Alan G Young
(PRINTED NAME)

By:	/s/ Alan G Young
Name:
Title:

Address:	2619 Hodges Bend Circle
Sugarland, TX 77479

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☒	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Lewis S. Dennis Jr.
(PRINTED NAME)

By:	/s/ Lewis S. Dennis Jr.
Name:
Title:

Address:	54 DOGWOOD RIDGE
TEQUESTA, FL
33469

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $500,000, calculated using the Purchase Price.[1]

Big Indian Holdings, LP
(PRINTED NAME)

By:	/s/ Vann Farr
Name:
Title:

Address:	12477 Big Indian Rd
Callisburg, TX 76240

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☑	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $300,000, calculated using the Purchase Price.[1]

Wendell R Brooks
(PRINTED NAME)

By:	/s/ Wendell R Brooks
Name:
Title:

Address:	23203 Meadow Cross Lane
Katy, TX 77494

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☑	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

Ryan Liles
(PRINTED NAME)

By:	/s/ Ryan Liles
Name:
Title:

Address:	5202 Ridgewood Reef
Houston, TX 77079

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☑	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☐	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $ , calculated using the Purchase Price.[1]

ESTD Investments, A Texas Partnership
(PRINTED NAME)

By:	/s/ Tom H. Deupree
Name:
Title:

Address:	1404 Mosswood Lane
Irving, Texas 75061

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

COUNTERPART SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT

By execution and delivery of this Counterpart Signature Page, the undersigned hereby agrees to become a party to and bound by the Subscription Agreement, dated as of the Effective Date (as defined in the Subscription Agreement), as may be amended from time to time (the “Subscription Agreement”), by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Corporation”), as an “Investor” thereunder. Capitalized terms used in this Counterpart Signature Page, but not otherwise defined herein, shall have the meaning given to such terms in the Subscription Agreement.

Commitment Amount (Choose One):

☐	The below-named Investor hereby commits to purchase at the Closing a number of shares equal to the product of (a) 0.28, multiplied by (b) the number of shares of Common Stock held by the Investor, as reflected on the books and records of the Corporation, immediately after consummation of the transactions contemplated by the Combination Agreement.

☒	The below-named Investor commits to purchase at the Closing a number of shares of Common Stock resulting in an aggregate purchase price of $500,000, calculated using the Purchase Price.[1]

Doug Gossett
(PRINTED NAME)

By:	/s/ Doug Gossett
Name:
Title:

Address:	2752 FM 1200

Gainsville, TX 76240

[1]	If the aggregate purchase price inserted by the Investor above exceeds the aggregate purchase price that would result from the calculation in the first option box above, the Investor shall have been deemed to have selected the first option box above.

[Signature Page to Subscription Agreement]

Annex A

Number of Shares and Aggregate Purchase Price

Investor	Common Shares	Aggregate Purchase Price
John Rhodes	118	$33,546.22

Lou Dennis	118	$33,546.22

Joseph Addison	8	$2,274.32

Michael Horsfall-Jones	7	$1,990.03

Michael McShane	47	$13,361.63

Michael J. Kaluza	410	$116,558.90

Rory L. Satterfield	122	$34,683.38

Alexander Esslemont	47	$13,361.63

Vernon Kasch	69	$19,616.01

Tom Simms	386	$109,735.94

Dennis Lee	439	$124,803.31

Franklin Myers	171	$48,613.59

William H. Gowan	17	$4,832.93

Matthew A. Primrose	635	$180,524.15

Adam T. Szczepanski	98	$27,860.42

Bryan Broussard	22	$6,254.38

Ellis Gregory Hottle	1230	$349,676.70

James W. Harris	1158	$329,207.82

Jeffery Ewen	1500	$426,435.00

Jennifer LeCompte	300	$85,287.00

James Vogt	84	$23,880.36

Joe Berry	150	$42,643.50

Jonathan Fairbanks	1708	$485,567.32

Larry Lasseigne	62	$17,625.98

Michael Danford	100	$28,429.00

Randal Pitre	47	$13,361.63

Fred B. Lokay	283	$80,454.07

Euan Leask	355	$100,922.95

Alan G. Young	410	$116,558.90

Annex A

Big Indian Holdings, LP	217	$61,690.93

Wendell R. Brooks	821	$233,402.09

Ryan Liles	194	$55,152.26

ESTD Investments	157	$44,633.53

Doug Gossett	217	$61,690.93

TOTAL	11,707	$3,328,183.03

Annex A

Annex B

Form of Warrant

Annex B